As filed with the U.S. Securities and Exchange Commission on August 30, 2024

File No. 811-07440

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N‑1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)
Amendment No. 53	(X)

DIMENSIONAL EMERGING MARKETS VALUE FUND
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Brian Crowell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

EXPLANATORY NOTE

This Amendment No. 53 (the “Amendment”) to the Registration Statement of Dimensional Emerging Markets Value Fund (the “Registrant”) on Form N-1A (File No. 811-07440) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 28, 2024 under the 1940 Act (Accession No. 0001680359-24-000090) (“Amendment No. 51”), as pertaining to the Part B of the Registration Statement.

The Part A and Part B of the Registration Statement, as filed in Amendment No. 51, are incorporated herein by reference. The Amendment to the Part A of the Registration Statement, as filed in Amendment No. 52 to the Registrant’s Registration Statement, filed with the Commission on August 1, 2024 (Accession No. 0001137439-24-001203), is incorporated herein by reference.

The shares of the Registrant are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Registrant issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

DIMENSIONAL EMERGING MARKETS VALUE FUND

Amendment to Update the Part B of the Registration Statement
The purpose of this amendment to the currently effective Part B of the Dimensional Emerging Markets Value Fund (the “Fund”) is to incorporate information regarding a new disinterested Trustee appointed to the Board of Trustees of the Fund. Capitalized terms not otherwise defined in this amendment have the meanings assigned to them in the Part B.

I.
Effective September 1, 2024, Stefan Nagel is added as a disinterested Trustee of the Fund.  Accordingly, effective September 1, 2024, the Board of the Fund is comprised of two interested Trustees and eight disinterested Trustees.

II.	The following information is added to the table under the heading “Disinterested Trustees” in the Part B:

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Trustee	Since September 2024
Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); Vice President, Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022).
				165 portfolios in 5 investment companies	Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (since 2024).

III.	The second footnote to the table under the heading “Disinterested Trustees” in the Part B is deleted in its entirety and replaced with the following:

Each disinterested Trustee (excluding Stefan Nagel) currently also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

IV.	The following is added to the table in the Part B relating to the Trustee’s ownership of shares of the Fund described in the Part B:

Information relating to the following Trustee’s ownership (including the ownership of his immediate family) in the Fund and in all registered investment companies in the DFA Fund Complex as of March 31, 2024 is set forth in the chart below.
Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Disinterested Trustees:
Stefan Nagel	None	None

The date of this Amendment is August 30, 2024

DIMENSIONAL EMERGING MARKETS VALUE FUND (the “Registrant”)
(Amendment No. 53)

PART C
OTHER INFORMATION

Item 28.	Exhibits.
	(a)	Charter.
(1)
Amended and Restated Agreement and Declaration of Trust effective as of June 24, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-7440.
Filing Date: February 28, 2022.

(2)
Certificate of Trust dated March 18, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: October 30, 2009.

(b)
Bylaws.
Amended and Restated Bylaws effective as of June 24, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-7440.
Filing Date: February 28, 2022.

	(c)	Instruments Defining the Rights of Security Holders.
		(1)	No specimen securities are issued on behalf of the Registrant.
		(2)	Relevant portion of Amended and Restated Agreement and Declaration of Trust. See Article V.
		(3)	Relevant portion of Amended and Restated Bylaws. See Article II.
	(d)	Investment Advisory Contracts.
		(1)	Investment Management Agreements.
(a) Investment Management Agreement between the Registrant and Dimensional Fund Advisors LP dated July 21, 2015. Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N‑1A. File No.: 811-7440. Filing Date: February 28, 2017.
(e)
Underwriting Contracts.
Amended and Restated Distribution Agreement between the Registrant and DFA Securities LLC dated December 15, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-7440.
Filing Date: February 28, 2022.

(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreements.
(1)
Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated December 21, 2012.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(i)
Form of Amendment re: Interfund Lending Program.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(ii)
Amendment re: Term.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(iii)
Supplement re: China Connect Securities.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2020.

		(iv)	Amendment re: Term. Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A. File No.: 811-7440. Filing Date: February 28, 2023.
(h)	Other Material Contracts.
(1)
Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2013.

(a)
Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(b)
Amendment re: the addition of “SVI” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-7440.
Filing Date: February 28, 2023.

(c)
Amendment to and Assignment of Transfer Agency and Service Agreement.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-7440.
Filing Date: February 28, 2024.

(2)
Administration Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2013.

(a)
Amendment dated November 13, 2018  re: Liquidity
Risk Measurement Services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s
Registration Statement on Form N‑1A.
File No.: 811-7440.

Filing Date: February 28, 2019.
(b)
Amendment dated June 1, 2023 to the U.S. Mutual Funds Administration Agreement.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2024.

(i)	Legal Opinion. Not applicable.
(j)	Other Opinions. Not applicable.
(k)	Omitted Financial Statements. Not applicable.
(l)
Initial Capital Agreements.
Subscription Agreement dated as of February 1, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: March 29, 2001.

(m)	Rule 12b-1 Plan. Not applicable.
(n)	Rule 18f-3 Plan. Not applicable.
(o)	Power-of-Attorney.
(1)
On behalf of the Registrant, Power-of-Attorney effective as of December 31, 2023, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O, Lisa M. Dallmer, Jan Miller and Ryan P. Buechner as attorneys-in-fact to Reena Aggarwal, David P. Butler, Lisa M. Dallmer, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Catherine L. Newell, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2024.

(2) Certified Resolution Regarding Power of Attorney. Incorporated herein by reference to: Filing: Post-Effective Amendment No. 51 to the Registrant’s

Registration Statement on Form N‑1A. File No.: 811-7440. Filing Date: February 28, 2024.
(p)
Code of Ethics.
Code of Ethics of Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2024.

Item 29.
Persons Controlled by or Under Common Control with Registrant.
If an investor beneficially owns more than 25% of the outstanding voting securities of the feeder fund that invests all of its investable assets in a Series of the Registrant, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, the feeder portfolio of DFA Investment Dimensions Group (“DFAIDG”), a Maryland corporation and registered investment company, may be deemed to be under common control with its corresponding Series of the Registrant.  As of January 31, 2024, no person beneficially owned more than 25% of the outstanding voting securities of the feeder portfolio investing in the Registrant.

Item 30.
Indemnification.
Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.
Business and Other Connections of the Investment Advisor.
Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.), the investment manager for the Registrant, is also the investment manager for four other registered open-end investment companies, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Investment Group Inc. and Dimensional ETF Trust.  The Advisor also serves as sub-advisor for certain other registered investment companies.

For additional information, please see “Management of the Fund” in Part A and “Services to the Fund-Investment Management” in Part B of this Registration Statement.

Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference, and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriters.
(a)
DFA Securities LLC (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for Dimensional Investment Group Inc., DFA Investment Dimensions Group Inc., The DFA Investment Trust Company and Dimensional ETF Trust.

	(b)	The following table sets forth information as to the Distributor’s Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, Texas 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Ryan P. Buechner	Vice President	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer and Trustee
Stephen A. Clark	Executive Vice President	Executive Vice President
Lisa M. Dallmer	Executive Vice President and Chief Operating Officer	Chief Operating Officer
Bernard J. Grzelak	Vice President, Chief Financial Officer, and Treasurer	Vice President
Jeff J. Jeon	Vice President	Vice President
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Jan Miller	Vice President	Vice President, Chief Financial Officer and Treasurer
Catherine L. Newell	Executive Vice President, Secretary and General Counsel	President and General Counsel
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer	Vice President
Carolyn L. O	Vice President	Vice President and Secretary
Randy C. Olson	Vice President	Chief Compliance Officer
Gerard K. O'Reilly	Co-Chief Executive Officer and Co-Chief Investment Officer	Co-Chief Executive Officer, Co-Chief Investment Officer, Chairman and Trustee
Savina B. Rizova	Co-Chief Investment Officer	Co-Chief Investment Officer
James J. Taylor	Vice President	Vice President and Assistant Treasurer
David G. Booth	Chairman	Not applicable
Dimensional Fund Advisors LP	Sole Member	Not Applicable

	(c)	Not applicable.
Item 33.	Location of Accounts and Records. The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:
		Name	Address
		Dimensional Emerging Markets Value Fund State Street Bank and Trust Company	6300 Bee Cave Road, Building One Austin, TX 78746 1 Lincoln Street Boston, MA 02111

	Citibank, N.A.	111 Wall Street New York, New York 10005
Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 53 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 30th day of August, 2024.

DIMENSIONAL EMERGING MARKETS VALUE FUND
(Registrant)

By:	/s/ Ryan P. Buechner Ryan P. Buechner (Attorney-in-Fact to Registrant pursuant to Power of Attorney) Vice President (Signature and Title)

EXHIBIT INDEX